The story of the Perfect Storm… Phosphate & Potash Market Situation and Outlook OABA Annual Meeting December 2, 2008 Exhibit 99.1

OABA Conference

December 2, 2008
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material,  energy and transportation markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks; changes in governmental policy, changes in environmental and other governmental regulation; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation and other environmental regulation differing from management’s current estimates; accidents and other disruptions involving our operations, including brine inflows at our Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

OABA Conference December 2, 2008
A perfect storm hit the crop nutrient markets
A perfect storm hits crop nutrient markets this fall
Impact of the global financial crisis
Credit  constraints limit sales in some regions
Commodity sell-off erodes farm economics and nutrient demand prospects
Slower economic growth prospects reduce energy demand and prices
-
Lower operating and raw materials costs
-
Lower biofuels prices
-
Lower freight rates
Large distribution pipeline stocks in the Americas
Extremely late North American fall season
Strong US currency
China lowers export taxes

- Financial crises affects markets
- Farmer margin under pressure
- Reduced access to financing
- Strong USD currency
- High fertilizer inventories

Farmers delay fertilizer purchasing
Retailers stop buying fertilizer
Wholesellers & importers stop buying
Producer inventories grow
Producers cut back production
Producers reduce prices to generate demand

3 OABA Conference December 2, 2008 The effect of the perfect storm ….

OABA Conference

December 2, 2008
Credit constraints limit sales in some regions
Brazil
2008 fertilizer sales forecasts lowered from ~26 to ~22 million tonnes
2008 fertilizer sales decline 10% from 24.6 million tonnes in 2007
2009 prospects flat based on today’s farm economics
Brazil Monthly Fertilizer Shipments
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
MMT
2007 2008
Source: ANDA
Brazil Fertilizer Shipments
0
5
10
15
20
25
30
92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E09F
MMT
Source: ANDA

OABA Conference December 2, 2008
But limited impacts in other regions
United States
Record net cash farm income in 2008
Farmer resistance to higher input costs due to 2009 margin squeeze
U.S. Net Cash Farm Income
0
10
20
30
40
50
60
70
80
90
100
80 82 84 86 88 90 92 94 96 98 00 02 04 06 08E
Bil $
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
22%
24%
Debt:Asset
Ratio
Market Direct Government Payments Debt-to-Asset Ratio
Source: USDA

OABA Conference December 2, 2008
Commodity sell-off erodes farm economics
and nutrient demand
Agricultural commodity sell-off
A rush to liquidity
The linkage to oil
2009 New Crop Prices
Daily Close of New Crop Options Jan 1 to Nov 26
2
4
6
8
10
12
14
16
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov
$ BU
Dec 09 Corn Nov 09 Soybeans Jul 09 Wheat
Source: CBOT and KCBOT

OABA Conference December 2, 2008
Commodity sell-off erodes farm economics
and nutrient demand
The linkage to oil:  the case of corn
Corn demand for U.S. ethanol production sets market price
Key drivers of corn prices are the price of oil and exchange rates
Strong growth & weak dollar cause oil prices to increase (and vice -versa)
Higher oil prices boosts U.S. ethanol economics/production (and vice-versa)
Higher ethanol production increases corn demand (and vice versa)
Higher corn demand increases crop nutrient demand (and vice versa)
Traditional drivers do not matter (very much)
Weather
Population growth
Per capital income growth
Assessment
All drivers matter
Agricultural fundamentals continue to look rock solid

OABA Conference December 2, 2008
The linkage to oil:  the case of corn
WTI Crude Oil vs. Corn Nearby Futures Prices - 2008
y = 0.0382x + 1.413
R = 0.8708
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
40 60 80 100 120 140 160
$ BBL
Source: NYMEX and CBOT
2

OABA Conference December 2, 2008
The 500 million tonne challenge
World Grain and Oilseed Use
1,000
1,250
1,500
1,750
2,000
2,250
2,500
2,750
3,000
3,250
80 85 90 95 00 05 10 15 20
Source:  USDA and Mosaic
Mil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol
Compound Annual Growth Rates
1990-03 2003-2008 2003-20
1.3% 2.6% 1.8%

10 OABA Conference December 2, 2008 Grain and oilseed demand drivers Projected Sources of Grain and Oilseed Demand Growth 2008-2020 Income Growth 48% Biofuels 13% Population Growth 39%

OABA Conference December 2, 2008
More area and higher yields are required to meet
projected grain and oilseed demand
World Harvested Area and Average Yield
750
775
800
825
850
875
900
925
80 85 90 95 00 05 10 15 20
Source:  USDA and Mosaic
Mil Ha
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
MT Ha
Actual  Area Forecast Area Actual Yield Required Yield

OABA Conference December 2, 2008
Higher application rates to achieve required yields
World Average Yield and Application Rate
100
125
150
175
200
225
250
275
80 85 90 95 00 05 10 15 20
Source:  IFA, USDA and Mosaic
KG HA
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
MT HA
App Rate - Actual App Rate - Model Yield - Actual Yield -Rqrd

OABA Conference December 2, 2008
Another bumper crop is required in 2009
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
L
09/10
M
09/10
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 09/10 estimates)

OABA Conference December 2, 2008
Commodity sell-off erodes farm economics
and nutrient demand
Key Price Assumptions
$ bu 2007    2008     2009
Corn $7.20 $7.52 $6.73
Soybeans $16.28 $16.10 $15.15
Note:   Assumes 2007 crop was sold at the nearby price
on July 1 and the 2008 and 2009 crops were sold at the
new crop prices on July 1
2009 Key Cost Assumptions
Diesel ($ gal) $ 4.00
Seed 3x Stack ($ bag) $  300
Crop Nutrients ($ ton)
Ammonia $  975
DAP $1185
MOP $  885
Farm Economics – July 1, 2008
Variable Cost for a U.S. Midwest High Yield Farm Operation
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
2003 2004 2005 2006 2007 2008E 2009F
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
RAVC for a U.S. Midwest High Yield Farm Operation
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2003 2004 2005 2006 2007 2008E 2009F
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn

OABA Conference December 2, 2008
Commodity sell-off erodes farm economics
and nutrient demand
Farm Economics – December 1, 2008
Variable Cost for a U.S. Midwest High Yield Farm Operation
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
2003 2004 2005 2006 2007 2008E 2009F
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
RAVC for a U.S. Midwest High Yield Farm Operation
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2003 2004 2005 2006 2007 2008E 2009F
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
2009 Key Cost Assumptions
Diesel ($ gal) $ 3.00
Seed 3x Stack ($ bag) $  300
Crop Nutrients ($ ton)
Ammonia $  565
DAP $  600
MOP $  860
Key Price Assumptions
$ bu 2007    2008     2009
Corn $5.02 $3.47 $4.43
Soybeans $12.10 $8.60 $8.85
Note:   Assumes the 2007 crop was sold at the average
price received by Iowa farmers for the last six months of
the crop year and the 2008 and 2009 crops were sold at
the new crop prices on November 26

OABA Conference December 2, 2008
A perfect storm hits crop nutrient markets this fall
Impact of the global financial crisis
Commodity sell-off erodes farm economics and demand
prospects
World Nutrient Use
120
130
140
150
160
170
180
190
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Source:  IFA  May  2008
Mil Tonnes
World Nutrient Use
120
130
140
150
160
170
180
190
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Source:  IFA  November 2008
Mil Tonnes

OABA Conference December 2, 2008
U.S. Potash Use
3.50
3.75
4.00
4.25
4.50
4.75
5.00
5.25
5.50
5.75
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Fertilizer Year Ending June 30
Source: AAPFCO and Mosaic
A perfect storm hits crop nutrient markets this fall
Impact of the global financial crisis
Commodity sell-off erodes farm economics and demand
prospects
November 2008 Estimates and Forecasts
U.S. Phosphate Use
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
5.25
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Fertilizer Year Ending June 30
Source: AAPFCO and Mosaic

OABA Conference December 2, 2008
A perfect storm hits crop nutrient markets this fall
Impact of the global financial crisis
Slower economic growth prospects reduce energy demand and
prices
-
Lower operating and raw materials costs
Crude Oil Prices
Monthly Average of Daily Close of WTI Nearby Option
0
20
40
60
80
100
120
140
00 01 02 03 04 05 06 07 08 09
$ BBL
Source: NYMEX
Henry Hub Natural Gas Prices
Monthly Average of Daily Close of Nearby Options
2
4
6
8
10
12
14
00 01 02 03 04 05 06 07 08 09
$ MM Btu
Source: NYMEX

OABA Conference December 2, 2008
A perfect storm hits crop nutrient markets this fall
Impact of the global financial crisis
Slower economic growth prospects reduce energy demand and
prices
-
Lower operating and raw materials costs
Sulphur Prices
c&f India
0
100
200
300
400
500
600
700
800
900
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
Ammonia Prices
fob Yuzhnyy
0
100
200
300
400
500
600
700
800
900
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon

OABA Conference December 2, 2008
A perfect storm hits crop nutrient markets this fall
Impact of the global financial crisis
Slower economic growth prospects reduce energy demand and
prices
-
Lower freight rates
Dry Bulk Avg TC Rates
0
20
40
60
80
100
120
140
160
180
200
220
240
Apr06 Jul06 Oct06 Jan07 Apr07 Jul07 Oct07 Jan08 Apr08 Jul08 Oct08
$1,000 / day
Cape 4TC Panamax 4TC Supramax 5TC

OABA Conference December 2, 2008
A perfect storm hits crop nutrient markets this fall
Large distribution pipeline stocks in the Americas
U.S. DAP/MAP Shipments vs. Use
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Source:  AAPFCO, TFI and Mosaic
Mil Tons P2O5
6.00
6.25
6.50
6.75
7.00
7.25
7.50
7.75
8.00
Mil Tons
Phosphate Use DAP/MAP Shipments Estimated DAP/MAP Use
NA Potash Use and Shipments
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Fertilizer Year Ending June 30
MST K O
Ag Use Total Shipments Estimated Use
Source: AAPFCO, IPNI and Mosaic
2

OABA Conference December 2, 2008
A perfect storm hits crop nutrient markets this fall
Extremely late North American fall season
U.S. Corn Harvest Progress
0
10
20
30
40
50
60
70
80
90
100
21 28 05 12 19 26 02 09 16 23
Report Week Ending (Sunday)
2008 2007 Avg. 2003-07
Sep Oct Nov

OABA Conference December 2, 2008
Lower Chinese export tax Dec 1-Jan 31
Announced on November 13
Applies to 373 different products or commodities
Designed to stimulate domestic economy
Valid from December 1, 2008 to December 31, 2009
Phosphate export duties:
10% during low season and 110% during high season
DAP/MAP low season: Dec 08-Jan 09, Jun-Jul, Nov-Dec
DAP/MAP high season: Feb-May, Aug-Oct
DAP reference price: RMB4.0 per kg or about US$585 per tonne
MAP reference price: RMB3.7 per kg or about US$540 per tonne
If the export price is higher than the reference price during the low season, then export duty = (1.1-reference price/export price)*100
1.5-million-tonne export quota on phosphate rock

OABA Conference December 2, 2008
China – still the wildcard
China Monthly DAP and MAP Exports
0
100
200
300
400
500
600
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 MT
2007 2008
Source: China Customs
China DAP/MAP Phosphate Exports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E
Source:  IFA and Mosaic
MMT
DAP MAP

OABA Conference December 2, 2008
Consequences
Customers step out of the market due to expectations of lower prices
U.S. DAP and MAP Domestic Shipments
0
100
200
300
400
500
600
700
800
900
1000
JUL AUG SEP OCT NOV DEC JAN FEB MA APR MAY JUN
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Avg
Source: TFI and Mosaic
U.S. DAP and MAP Exports
0
200
400
600
800
1000
1200
1400
JUL AUG SEP OCT NOV DEC JAN FEB MA APR MAY JUN
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Avg
Source: TFI and Mosaic

OABA Conference December 2, 2008
World import demand projected to drop 6% in 2008
and remain flat in 2009
Processed phosphate includes
DAP, MAP and TSP
World Less China Processed Phosphate Import Demand by Region
0
3
6
9
12
15
18
21
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
MMT
Asia less China L Amer Europe Oceania Other
Source: Fertecon, IFA and Mosaic

OABA Conference December 2, 2008
Consequences
Customers step out of the market due to expectations of lower prices
Potash shipments “grind to a halt”
North America MOP Exports 2008/09
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr Ma Jun
Mil Tons
KCL
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI and Mosaic
North America MOP Domestic Shipments 2008/09
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr Ma Jun
Mil Tons
KCL
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI and Mosaic

OABA Conference December 2, 2008
World MOP trade
World MOP Import Demand
0
5
10
15
20
25
30
35
40
45
50
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F
Mil Tonnes
KCL
Asia Latin America
West Europe US
Other
Source: Fertecon and Mosaic

OABA Conference December 2, 2008
Consequences
Producers curtail production in response to stock
builds
US DAP/MAP Stocks at Month End
400
600
800
1000
1200
1400
1600
1800
2000
JUL AUG SEP OCT NOV DEC JAN FEB MA APR MAY JUN
1000 ST
MIN MAX Range (2003/04-2007/08) 2008/09 3 Year Average
Source: TFI and Mosaic
300
500
700
900
1100
1300
1500
1700
1900
2100
2300
2500
JUL AUG SEP OCT NOV DEC JAN FEB MA APR MAY JUN
1000 ST K O
MIN MAX Range (1998/99-2007/08) 2008/09 3 Year Average
Source: IPNI and Mosaic
2
NA Potash Stocks at Month End

OABA Conference December 2, 2008
Consequences
Producers curtail production in response to stock builds
OCP – shutting down the Jorf Lasfar complex for 30-40 days
GCT – shutting down the Gabes and Skhira facilities for 60 days
Eurochem – reducing production 50% at Lifosa and Kingisepp in November
PhosAgro – suspending production at Balakova and reducing rates Cherepovots
Uralchem – suspending production at Voskresensk for possibly 60 days
Several phosphate producers recently announced production cutbacks:
U.S. DAP and MAP Production
0
2
4
6
8
10
12
14
16
18
20
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Fertilizer Year Ending June 30
Mil Tons
DAP MAP

OABA Conference December 2, 2008
Potash Production Curtailments
Announced/Estimated
Nation Producer production cutback Note
Brazil Vale -60,000 tonnes shutdown for one month starting Nov. 5
Russia Silvinit -450,000 tonnes adjust turnaround in Q4
Uralkali -500,000 tonnes reduce production in Q4
Belarus Belaruskali -200,000 tonnes reduce production in Q4
Germany K+S -400,000 tonnes reduce production in Q4
Canada PotashCorp -500,000 tonnes(?) labor dispute
2007 2008 Change % Change
Vale 498 505 7 1.4%
Mosaic 5,692 5,507 -185 -3.3%
Mosaic (K-Mag) 609 622 13 2.2%
Agrium 1,228 1,327 98 8.0%
PotashCorp 6,618 6,618 0 0.0%
Intrepid 599 576 -23 -3.8%
Intrepid (Langbeinite) 114 149 34 30.2%
Silvinit 4,400 4,318 -82 -1.9%
Uralkali 3,756 4,030 273 7.3%
APC 1,373 1,517 144 10.5%
Sub-total 24,888 25,168 280 1.1%
Unit: 1,000 tonnes product Sources: Mosaic and company reports
Jan.-Sep. Production of Selected Producers

OABA Conference December 2, 2008
Consequences
Inventory valuation risk along the supply chain
The re-calibration of crop nutrient markets
Prilled Urea Prices
fob Yuzhnyy
50
150
250
350
450
550
650
750
850
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertilizer Week America
DAP Prices
fob Tampa Vessel
100
200
300
400
500
600
700
800
900
1000
1100
1200
1300
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
Potash Prices
Blend Grade fob U.S. Midwest Warehouse
100
200
300
400
500
600
700
800
900
1000
00 01 02 03 04 05 06 07 08 09
$ ST
Source: Green Markets

OABA Conference December 2, 2008
How & when will we get out of this Storm?
These are the  variables that will eventually turn the
market around:
More stable financial markets and improved credit availability
Farm margins improve due to :
Lower input costs
Agricultural commodity price rally
Raw material cost drop sharply and quickly reach a new and low equilibrium
Crop nutrient prices recalibrate based on lower raw materials costs
Production curtailments
The longer imports & dealers wait the more storage will free up as the pipeline empties
Logistical bottlenecks
Once fertilizer prices bottom demand will rush back in